Exhibit 10.2

EXECUTION COPY

AMENDED AND RESTATED SECURITY AGREEMENT

This Amended and Restated Security Agreement (this “Agreement”) is dated as of December 16, 2016, by and among Bluegreen Corporation, a Florida corporation (the “Borrower”), Bluegreen Vacations Unlimited, Inc., a Florida corporation  (“BVU”), and Bluegreen Resorts Management, Inc. (“BRM”), a Delaware corporation, (each of BVU and BRM, individually, a “Grantor”, and, collectively, the “Grantors”), with the mailing address of the Grantors as set forth in Section 14(b) below, and Fifth Third Bank, an Ohio banking corporation (“Fifth Third”), with its mailing address as set forth in Section 14(b) below, acting as administrative agent hereunder for the Secured Creditors hereinafter identified and defined (Fifth Third acting as such administrative agent and any successor or successors to Fifth Third acting in such capacity being hereinafter referred to as the “Administrative Agent”).

Preliminary Statements

A.The Borrower, the Grantors, the other Guarantors from time to time party thereto, the Lenders from time to time party thereto, and Fifth Third, as Administrative Agent, have entered into an Amended and Restated Credit Agreement dated as of December 16, 2016 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), pursuant to which the Lenders, including the L/C Issuer, have agreed, subject to certain terms and conditions, to continue to extend credit and make certain other financial accommodations available to the Borrower (the Administrative Agent and the Lenders, together with any Affiliates of the Lenders with respect to Hedging Liability and Bank Product Liability, as such terms are defined in the Credit Agreement, being hereinafter referred to collectively as the “Secured Creditors” and individually as a “Secured  Creditor”).

B.In addition, one or more of the Borrower and the Guarantors may from time to time be liable to one or more of the Secured Creditors with respect to Hedging Liability and/or Bank Product Liability (as such terms are defined in the Credit Agreement).

C.As a condition to continuing to extend credit to the Borrower under the Credit Agreement, the Secured Creditors have required, among other things, that the Borrower and the Grantors grant to the Administrative Agent for the benefit of the Secured Creditors a lien on and security interest in the personal property of the Borrower and each Grantor described herein subject to the terms and conditions hereof.

D.The Borrower directly owns Ownership Interests in the Grantors and the Borrower provides the Grantors with financial, management, administrative, and technical support which enables the Grantors to conduct its business in an orderly and efficient manner in the ordinary course.

E.The Grantors will each benefit, directly or indirectly, from credit and other financial accommodations extended by the Secured Creditors to the Borrower.

Now,  Therefore, for good and valuable consideration, receipt whereof is hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.Terms defined in Credit Agreement.  Except as provided in Section 2, all capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.”  The word “will” shall be construed to have the same meaning and effect as the word “shall.”  Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections, Exhibits and Schedules shall be construed to refer to Sections of, and Exhibits and Schedules to, this Agreement, (e) any reference to any law or regulation herein shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (f) where the context requires, terms relating to the Collateral or any part thereof, when used in relation to the Borrower or a Grantor, shall refer to the Borrower’s or such Grantor’s, as applicable, Collateral or the relevant part thereof.

Section 2.Grant of Security Interest in the Collateral.  As collateral security for the Secured Obligations defined below, each of the Borrower and each Grantor hereby grants (and, with respect to Timeshare Inventory, grants, bargains, sells, conveys, mortgages, warrants, collaterally assigns and pledges) to the Administrative Agent for the benefit of the Secured Creditors a lien on and security interest in, and right of set‑off against, and acknowledges and agrees that the Administrative Agent has and shall continue to have for the benefit of the Secured Creditors a continuing lien on and security interest in, and right of set‑off against, all right, title, and interest of such Grantor, whether now owned or existing or hereafter created, acquired or arising, in and to all of the following:

(a)all Timeshare Inventory;

(b)all Pledged Receivables;

            (c) the Pledged Account and all sums now or hereafter on deposit therein or payable thereon and all investment property in which funds in the Pledged Account may from time to time be invested (overnight or otherwise), all claims with respect thereto and

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all income, distributions, and sums distributable or payable from, upon, or in respect of the foregoing;

(d)accessions and additions to, and substitutions and replacements of, any and all of the foregoing; and

(e)proceeds and products of the foregoing, and all insurance of the foregoing and proceeds thereof;

all of the foregoing being herein sometimes referred to as the “Collateral.”  All terms which are used in this Agreement which are defined in the Uniform Commercial Code of the State of New York as in effect from time to time (“UCC”) shall have the same meanings herein as such terms are defined in the UCC, unless this Agreement shall otherwise specifically provide.

For purposes of this Agreement, the following terms when used herein shall have the following meanings:

“Collateral Report” means a report substantially in the form of Exhibit A, or in such other form acceptable to the Administrative Agent.

“Inventory Related Resorts” means the Specified Resorts and the Other Resorts.

“Management Agreements” means all agreements described in Schedule B under the heading “Management Agreements” or in any Collateral Reports delivered from time to time to the Administrative Agent.

“Other Resorts” means, collectively, the Resorts more particularly described in Schedule D attached hereto and made a part hereof.

“Pledged Account” means deposit account number 7433658213 maintained by and in the name of the Borrower with the Administrative Agent.

“Pledged Receivables” means all Receivables due under or pursuant to each of (a) the Sales and Marketing Agreements to BVU (and not pledged to or otherwise encumbered by  interests of fee-based services debtors, solely to the extent such pledge or other encumbrance otherwise constitutes Permitted Liens) and (b) the Management Agreements to BRM (and not pledged to or otherwise encumbered by (i) interests of fee-based services debtors or (ii) Borrower’s or Guarantor’s other lenders, in either case, solely to the extent such pledge or other encumbrance otherwise constitutes Permitted Liens);  provided that, in respect of any Receivables due to BRM under a Management Agreement, “Pledged Receivables” means such Receivables net of reasonable expenses actually incurred by BRM in the provision of its services under such Management Agreement, and reported in the Borrower’s consolidated financial statements and delivered to the Administrative Agent from time to time pursuant to the Credit Agreement.

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“Receivables” means all rights to payment of a monetary obligation, whether or not earned by performance, and whether evidenced by an Account, Chattel Paper, Instrument, General Intangible, or otherwise. For avoidance of doubt, Receivables do not include any rights or obligations under applicable Sales and Marketing Agreements or applicable Management Agreements, other than payment rights of, respectively, BVU or BRM to a monetary obligation.

 “Sales and Marketing Agreements” means all agreements described in Schedule B under the heading “Sales and Marketing Agreements” or in any Collateral Reports delivered from time to time to the Administrative Agent.

“Specified Resorts” has the meaning set forth in the Credit Agreement.  The Specified Resorts are more particularly described in Schedule C attached hereto and made a part hereof.

“Timeshare Inventory” means any and all timeshare inventory owned by BVU at one or more of the Inventory Related Resorts.

Section 3.Secured Obligations.  This Agreement is made and given to secure, and shall secure, the prompt payment and performance of (a) all “Secured Obligations,” as such term is defined in the Credit Agreement, in each case whether now existing or hereafter arising (and whether arising before or after the filing of a petition in bankruptcy and including all interest, costs, fees, and charges after the entry of an order for relief against the Borrower or any Guarantor in a case under Title 11 of the United States Bankruptcy Code or any similar proceeding, whether or not such interest, costs, fees and charges would be an allowed claim against such Borrower or Guarantor in such proceeding), due or to become due, direct or indirect, absolute or contingent, and howsoever evidenced, held or acquired and (b) any and all expenses and charges, legal or otherwise (including reasonable attorney’s fees awarded in an appellate court and reasonable attorney’s fees incurred in a bankruptcy proceeding), suffered or incurred by the Secured Creditors, and any of them individually, in collecting or enforcing any of such indebtedness, obligations, and liabilities or in realizing on or protecting or preserving any security therefor, including the lien and security interest granted hereby (all of the indebtedness, obligations, liabilities, expenses, and charges set forth in this Section 3 being hereinafter referred to as the “Secured Obligations”).  Notwithstanding anything in this Agreement to the contrary, the right of recovery against each Grantor under this Agreement shall not exceed $1.00 less than the lowest amount that would render such Grantor’s obligations under this Agreement void or voidable under applicable law, including fraudulent conveyance law.

Section 4.Covenants, Agreements, Representations and Warranties.  (a)  Each of the Borrower and each Grantor hereby represent and warrant to the Secured Creditors that:

(i)Each is the sole and lawful owner of its applicable Collateral, and has full right, power, and authority to enter into this Agreement and to perform each and all of the matters and things herein provided for.

(ii)The chief executive office of each of the Borrower and each Grantor is at 4960 Conference Way North, Suite 100, Boca Raton, Florida  33431.  Each Grantor

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keeps and shall keep all of its Collateral, if applicable, and all of its books and records relating to such Collateral only at the foregoing location.

(iii)The Borrower’s legal name, jurisdiction of organization and organizational number is as set forth in the Credit Agreement.  Each Grantor’s legal name, jurisdiction of organization and organizational number or EIN is, in the case of BVU, Bluegreen Vacations Unlimited, Inc., a Florida corporation, with organizational number P93000051653, and the in the case of BRM, Bluegreen Resorts Management, Inc., a Delaware corporation, with EIN 65-0520217.  Neither the Borrower nor any Grantor has transacted business at any time during the immediately preceding five‑year period, and does not currently transact business, under any other legal names or trade names other than the prior legal names and trade names set forth on Schedule A.

(iv)The Collateral and every part thereof is free and clear of all Liens except for Permitted Liens.

(v)Schedule B contains a true, complete and current listing of all (a) Sales and Marketing Agreements which relate to the Pledged Receivables of BVU as of the date hereof and (b) Management Agreements which relate to the Pledged Receivables of BRM as of the date hereof.

(b)The Grantors (and, where applicable, the Borrower) hereby covenant and agree with the Secured Creditors that:

(i)No Grantor shall  move its chief executive office without first providing the Administrative Agent at least 30 days prior written notice of such Grantor’s intent to do so; provided that such Grantor shall at all times maintain its chief executive office in the United States of America and such Grantor shall have taken all action reasonably requested by the Administrative Agent to maintain the lien and security interest of the Administrative Agent in the applicable Collateral at all times fully perfected and in full force and effect.

(ii)No Grantor shall change its jurisdiction of organization without the Administrative Agent’s prior written consent.  No Grantor shall change its legal name without first giving 30 days’ prior written notice of its intent to do so to the Administrative Agent.  Each Grantor shall, or shall cause the Borrower to, designate in writing to the Administrative Agent on a quarterly basis any other trade name under which such Grantor transacts business.

(iii)Each of the Borrower and the Grantors shall warrant and defend its respective Collateral against any claims and demands of all persons at any time claiming the same or any interest in such Collateral adverse to any of the Secured Creditors.

(iv)Upon the Administrative Agent’s request, the applicable Grantor agrees from time to time to deliver to the Administrative Agent such evidence of the existence,

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identity, and location of its Collateral and of its availability as collateral security pursuant hereto (including schedules describing (i) all of the Sales and Marketing Agreements, and Management Agreements and (ii) the Pledged Receivables pledged to the Administrative Agent hereunder, together with such Grantor’s warranty of the genuineness thereof).  The Administrative Agent shall have the right to verify all or any part of the Collateral in any manner, and through any medium, which the Administrative Agent considers appropriate and reasonable, and such Grantor agrees to furnish all assistance and information, and perform any acts, which the Administrative Agent may require in connection therewith.

(vi)Each of the Borrower and each Grantor agrees to execute and deliver to the Administrative Agent such further agreements (including subordination agreements), assignments, instruments, and documents, and to do all such other things, as the Administrative Agent may reasonably deem necessary or appropriate to assure the Administrative Agent its Lien and security interest hereunder in the Collateral, including (i) such instruments and documents as the Administrative Agent may from time to time reasonably require to comply with the UCC and any other applicable law, and (ii) such control agreements with respect to the Pledged Account and investment property therein, and to cause the relevant depository institutions, financial intermediaries, and issuers with respect thereto to execute and deliver such control agreements, as the Administrative Agent may from time to time reasonably require.  The Administrative Agent may order lien searches from time to time against each of the Borrower and each Grantor and the Collateral, and each such Person shall promptly reimburse the Administrative Agent for all reasonable costs and expenses incurred in connection with such lien searches; provided that, so long as no Event of Default has occurred and is continuing, neither the Borrower nor any Grantor shall be required to reimburse the Administrative Agent for more than one such lien search per calendar year.  In the event for any reason the law of any jurisdiction other than New York, or the UCC, becomes or is applicable to the Collateral or any part thereof, or to any of the Secured Obligations, the Borrower and the Grantors agree to execute and deliver all such agreements, assignments, instruments, and documents and to do all such other things as the Administrative Agent deems necessary or appropriate to preserve, protect, and enforce the security interest of the Administrative Agent under the law of such other jurisdiction.  Each Grantor agrees to mark its books and records to reflect the lien and security interest of the Administrative Agent in the Collateral.

(vii)The Administrative Agent may at its option, after the occurrence and during the continuation of an Event of Default, perform the same and in so doing may expend such sums as the Administrative Agent reasonably deems advisable in the performance thereof, including the payment of any taxes, liens, and encumbrances, expenditures made in defending against any adverse claims, and all other expenditures which the Administrative Agent may be compelled to make by operation of law or which the Administrative Agent may make by agreement or otherwise for the protection of the security hereof.  All such reasonable sums and amounts so expended shall be repayable by the Borrower or the applicable Grantor upon demand, shall constitute additional Secured Obligations secured hereunder, bearing interest as provided in Section 2.4 of the

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Credit Agreement (the “Default Rate”).  No such performance of any covenant or agreement by the Administrative Agent on behalf of the Borrower or a Grantor, and no such advancement or expenditure therefor, shall relieve any such Person of any default under the terms of this Agreement or in any way obligate any Secured Creditor to take any further or future action with respect thereto.  The Administrative Agent, in making any payment hereby authorized, may do so according to any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien or title or claim.  The Administrative Agent, in performing any act hereunder, shall be the sole judge of whether the Borrower or a Grantor is required to perform the same under the terms of this Agreement.  The Administrative Agent is hereby authorized to charge any account of the Borrower or the applicable Grantor maintained with any Secured Creditor for the amount of such sums and amounts so expended.

(viii)The Borrower and each Grantor hereby irrevocably authorizes the Administrative Agent or its designee at any time and from time to time to file in any relevant jurisdiction any and all financing statements and other items as may be necessary to perfect, if applicable, the Secured Creditors’ lien and security interest in the Collateral as the Administrative Agent may require; provided that, as to the Timeshare Inventory, the only filings will be financing statements filed with the Florida Secured Transaction Registry.  Each of the Borrower and each Grantor hereby agrees that a carbon, photographic or other reproduction of this Agreement or any other document is sufficient for filing as a financing statement or recordable document by the Administrative Agent without notice thereof to such Person wherever the Administrative Agent in its sole discretion desires to file the same.

Section 5.Special Provisions Re: Pledged Receivables.

(a)As of the time any Receivable owned by the applicable Grantor becomes a Pledged Receivable subject to the security interest provided for hereby, and at all times thereafter, the applicable Grantor shall be deemed to have warranted as to each such Pledged Receivable that all warranties of such Grantor set forth in this Agreement are true and correct with respect to such Pledged Receivable; that such Pledged Receivable and all papers and documents relating thereto are genuine and in all respects what they purport to be; that such Pledged Receivable is valid and subsisting; that the amount of such Pledged Receivable represented as owing is the correct amount actually and unconditionally owing, except for normal cash discounts on normal trade terms in the ordinary course of business; that the amount of such Pledged Receivable represented as owing is not disputed and is not subject to any set‑offs, credits, deductions or countercharges other than those arising in the ordinary course of such Grantor’s business which are disclosed to the Administrative Agent in writing promptly upon  such Grantor becoming aware thereof; and, except as disclosed to the Administrative Agent in writing at or prior to the time such Pledged Receivable is created, that no surety bond was required or given in connection with such Pledged Receivable or the contracts or purchase orders out of which the same arose.

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(b)Unless and until an Event of Default has occurred and is continuing, each Grantor may settle and adjust disputes and claims with its customers and account debtors, handle recoveries, and grant discounts, credits, and allowances in the ordinary course of its business as presently conducted for amounts and on terms which the applicable Grantor in good faith considers advisable; and, during the existence and continuation of any Event of Default, at the Administrative Agent’s request, such Grantor shall notify the Administrative Agent promptly of all recoveries.  During the existence and continuation of any Event of Default, at the Administrative Agent’s request, such Grantor shall also notify the Administrative Agent promptly of all disputes and claims and settle or adjust them at no expense to the Administrative Agent, but no discount, credit or allowance other than on normal trade terms in the ordinary course of business as presently conducted shall be granted to any customer or account debtor under any Sales and Marketing Agreement or Management Agreement, as the case may be.  The Administrative Agent may, at all times during the existence and continuation of any Event of Default, settle or adjust disputes and claims directly with customers or account debtors under any Sales and Marketing Agreement or Management Agreement for amounts and upon terms which the Administrative Agent considers advisable.

(c)To the extent any Pledged Receivable is at any time evidenced by an Instrument or tangible Chattel Paper, the applicable Grantor shall cause such Instrument or tangible Chattel Paper to be pledged and delivered to the Administrative Agent; provided that, prior to the existence and continuation of an Event of Default and thereafter until otherwise required by the Administrative Agent, such Grantor shall not be required to deliver any such Instrument or tangible Chattel Paper unless and until the aggregate unpaid principal balance of all such Instruments and tangible Chattel Paper held by such Grantor and not delivered to the Administrative Agent hereunder is determined by the Administrative Agent in its reasonable discretion to be material.  Unless delivered to the Administrative Agent or its agent, all tangible Chattel Paper and Instruments shall contain a legend acceptable to the Administrative Agent indicating that such Chattel Paper or Instrument is subject to the security interest of the Administrative Agent contemplated by this Agreement.

Section 6.Collection of Pledged Receivables.  (a) Except as otherwise provided in this Agreement, each Grantor shall attempt to make collection of its Pledged Receivables and may use the same to carry on its business in accordance with sound business practice and otherwise subject to the terms of the Loan Documents.

(b)Each Grantor shall cause all payments in respect of the Pledged Receivables to be remitted in accordance with its customary procedures as in effect on the date hereof and to cause all such items and the proceeds of the Pledged Receivables to be deposited (to the extent applicable) by the applicable escrow agent to which such amounts are paid (each, an “Escrow Agent”) after release from escrow, directly into the Pledged Account.  In no event shall the Borrower or any such Grantor permit payments with respect to any Receivable other than a Pledged Receivable to be remitted into the Pledged Account.  Prior to the exercise of rights as contemplated by Section 6(c) below, the Borrower and/or the applicable Grantor shall have the right to direct the transfer of funds from the Pledged Account in accordance with its ordinary business practices.  Each of the Borrower and the applicable Grantor (i) shall and , if applicable,

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(ii) shall cause the relevant Escrow Agent to execute and deliver such documentation as the Administrative Agent may reasonably require establishing such Escrow Agent’s agreement , in each case, to deposit all payments in respect of, and all proceeds of, Pledged Receivables to which a  Grantor is entitled directly into the Pledged Account and acknowledging the Administrative Agent’s rights under this Agreement.

(c)Upon the occurrence and during the continuation of an Event of Default, whether or not the Administrative Agent has exercised any of its other rights under the other provisions of this Section 6, the Administrative Agent or its designee may notify a Grantor’s customers and account debtors under any or all Sales and Marketing Agreements and/or any Management Agreements at any time that applicable Pledged Receivables have been assigned to the Administrative Agent or of the Administrative Agent’s security interest in the applicable Pledged Receivables, and either in its own name, or such Grantor’s name, or both, demand, collect, receive, receipt for, sue for, compound and give acquittance for any or all amounts due or to become due on applicable Pledged Receivables, and in the Administrative Agent’s discretion file any claim or take any other action or proceeding which the Administrative Agent may deem necessary or appropriate to protect and realize upon the security interest of the Administrative Agent in the applicable Pledged Receivables or any other Collateral.

(d)Neither the Borrower nor any Grantor shall permit the deposit of any property other than (i) payments in respect of the Pledged Receivables or the proceeds thereof and (ii) subject to Section 8(b) below, proceeds of Permitted Sales (Permitted Sales, together with payments in respect of the Pledged Receivables or the proceeds thereof, collectively, the “Permitted Deposits”) in the Pledged Account or the commingling of any such other property with such payments and proceeds.

(e)The Administrative Agent may, after the occurrence and during the continuation of an Event of Default, apply all or any part of the Permitted Deposits received by it from any source to the payment of the Secured Obligations in accordance with Section 2.9 of the Credit Agreement.  Each of the Borrower and each Grantor hereby indemnifies the Secured Creditors from and against all liabilities, damages, losses, actions, claims, judgments, and all reasonable costs, expenses, charges, and reasonable attorneys’ fees suffered or incurred by any Secured Creditor because of the maintenance of the Pledged Account and related arrangements; provided that no such Person shall be required to indemnify any Secured Creditor for any of the foregoing to the extent they arise solely from the gross negligence or willful misconduct of the person seeking to be indemnified, as determined by a court of competent jurisdiction by final and nonappealable judgment.  The Secured Creditors shall have no liability or responsibility to the Borrower or any Grantor for the Administrative Agent accepting any check, draft or other order for payment of money bearing the legend “payment in full” or words of similar import or any other restrictive legend or endorsement whatsoever or be responsible for determining the correctness of any remittance.

Section 7.Pledged Account.    The Pledged Account shall be the only deposit account into which any payments in respect of Pledged Receivables or any proceeds of Pledged Receivables will be remitted at any time.  Neither the Borrower nor any Grantor shall cause,

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direct or permit the deposit of any payments in respect of Pledged Receivables or proceeds thereof into any account other than the Pledged Account. Upon the occurrence and during the continuation of an Event of Default, the Pledged Account shall be the only deposit account into which any proceeds of Permitted Sales which are released by the applicable Escrow Agent and to which each applicable Grantor is entitled will be remitted and such Grantor shall not cause, direct or permit any such proceeds to be deposited into any account other than the Pledged Account.

Section 8.Special Provisions Re: Timeshare Inventory.  (a) BVU shall, at its own cost and expense, retain (i) good and marketable title to its Timeshare Inventory free and clear of all liens, charges and encumbrances other than Permitted Liens, and (ii) good right, full power, and authority to sell, convey, transfer, and mortgage (if applicable) its Timeshare Inventory.

(b)BVU may, until an Event of Default has occurred and is continuing and thereafter until otherwise notified by the Administrative Agent, sell, convey, transfer, and mortgage (if applicable) the Timeshare Inventory in the ordinary course of its business or as otherwise permitted by the terms of the Credit Agreement (each, a “Permitted Sale”).  Upon any such Permitted Sale, all of the liens, security interests or other rights granted by or pursuant to this Agreement or any other Loan Documents on, in or to the Timeshare Inventory subject to such Permitted Sale shall, simultaneously with the closing of the Permitted Sale, automatically be released and terminated without payment of any release price, fee or penalty; provided that, upon the occurrence and during the continuation of an Event of Default, all proceeds of Permitted Sales shall promptly (and in any event, within two (2) Business Days after the applicable Escrow Agent would be entitled to release the same to BVU) be deposited into the Pledged Account.  Upon the occurrence and during the continuation of an Event of Default, BVU shall, upon the Administrative Agent’s request, take any and all action that allows the Secured Creditors to realize on the benefit of the their lien on and security interest in the Timeshare Inventory.

(c)BVU shall obtain and maintain, with respect to the Timeshare Inventory and the Specified Resorts, insurance with financially sound and reputable insurers, which insurance shall protect against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputation engaged in the same or a similar line of business and similarly situated.  The Secured Creditors shall have the right to inspect each Inventory Related Resort, and the books and records of BVU to verify the Timeshare Inventory at all reasonable times, and reasonable access to such Inventory Related Resort shall be permitted for that purpose during normal business hours subject to the rules and regulations of the applicable Association and the Bluegreen Vacation Club.

(d)In the case of any material damage to or destruction of the Specified Resorts or any part thereof affecting any of the Timeshare Inventory, BVU shall promptly give written notice thereof to the Administrative Agent, generally describing the nature and extent of such damage or destruction.

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(e)As of the time any Timeshare Inventory of BVU becomes subject to the security interest provided for hereby and at all times thereafter, BVU shall be deemed to have warranted as to any and all of such Timeshare Inventory that all warranties of BVU set forth in this Agreement are true and correct with respect to such Timeshare Inventory.

Section 9.Power of Attorney.  In addition to any other powers of attorney contained herein, each of the Borrower and each Grantor hereby appoints the Administrative Agent, its nominee, or any other Person whom the Administrative Agent may designate as such Person’s attorney‑in‑fact, with full power and authority, upon the occurrence and during the continuation of any Event of Default, to (i) sign a  Grantor’s name on verifications of Pledged Receivables and other Collateral; (ii) send requests for verification of Collateral to a  Grantor’s customers and account debtors under the Sales and Marketing Agreements; (iii) to endorse a  Grantor’s name on any assignments, stock powers or other instruments of transfer and on any checks, notes, acceptances, money orders, drafts, and any other forms of payment or security that may come into the Administrative Agent’s possession; (iv) endorse the Collateral in blank or to the order of the Administrative Agent or its nominee; (v) sign a  Grantor’s name on claims to enforce collection of any Collateral, on notices to and drafts against customers and account debtors under the Sales and Marketing Agreements or Management Agreements, as applicable, on schedules and assignments of Collateral, on notices of assignment and on public records; (vi) receive, open, and dispose of all mail addressed to the applicable Grantor from a customer or account debtor under any Sales and Marketing Agreement or Management Agreement; and (vii) to do all things necessary to carry out this Agreement.  The Borrower and each Grantor hereby ratify and approve all acts of any such attorney and agree that neither the Administrative Agent nor any such attorney will be liable for any acts or omissions or for any error of judgment or mistake of fact or law other than such Person’s gross negligence or willful misconduct, as determined by a court of competent jurisdiction by final and nonappealable judgment.  The Administrative Agent may file one or more financing statements disclosing its security interest in all or any part of the Collateral without the Borrower’s or the applicable Grantor’s signature appearing thereon, and each such Person hereby grants the Administrative Agent a power of attorney to authorize any such financing statements, and amendments and supplements thereto, on behalf of such Person without notice thereof to such Person.  The foregoing powers of attorney, being coupled with an interest, are irrevocable until the Facility Termination Date.

Section 10.Defaults and Remedies.  (a) The occurrence of any event or the existence of any condition specified as an “Event of Default” under the Credit Agreement shall constitute an “Event of Default” hereunder.

(b)Upon the occurrence and during the continuation of any Event of Default, the Administrative Agent shall have, in addition to all other rights provided herein or by law, the rights and remedies of a secured party under the UCC (regardless of whether the UCC is the law of the jurisdiction where the rights or remedies are asserted and regardless of whether the UCC applies to the affected Collateral), and further the Administrative Agent may, without further demand and, to the extent permitted by applicable law, without advertisement, notice, hearing or process of law, all of which the Borrower and the Grantors hereby waive to the extent permitted by applicable law, at any time or times, sell and deliver any or all Collateral held by or for it at

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public or private sale, at any securities exchange or broker’s board or at the Administrative Agent’s office or elsewhere, for cash, upon credit or otherwise, at such prices and upon such terms as the Administrative Agent deems advisable, in its discretion.  In the exercise of any such remedies, the Administrative Agent may sell the Collateral as a unit even though the sales price thereof may be in excess of the amount remaining unpaid on the Secured Obligations.  In addition to all other sums due any Secured Creditor hereunder, the Borrower or applicable Grantor shall pay the Secured Creditors all reasonable costs and expenses incurred by the Secured Creditors, including reasonable attorneys’ fees and court costs, in obtaining, liquidating or enforcing payment of Collateral or the Secured Obligations or in the prosecution or defense of any action or proceeding by or against any Secured Creditor, the Borrower or such Grantor concerning any matter arising out of or connected with this Agreement or the Collateral or the Secured Obligations, including any of the foregoing arising in, arising under or related to a case under the United States Bankruptcy Code (or any successor statute).  Any requirement of reasonable notice shall be met if such notice is given in accordance with Section 10.8 of the Credit Agreement at least 10 days before the time of sale or other event giving rise to the requirement of such notice; provided that no notification need be given to the Borrower or any such Grantor if such Person has signed, after an Event of Default hereunder has occurred, a statement renouncing any right to notification of sale or other intended disposition.  The Administrative Agent shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given.  Any Secured Creditor may be the purchaser at any such sale.  Each of the Borrower and each Grantor hereby waives all of its rights of redemption from any such sale.  The Administrative Agent may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, be made at the time and place to which the sale was postponed or the Administrative Agent may further postpone such sale by announcement made at such time and place.  The Administrative Agent has no obligation to prepare the Collateral for sale.  The Administrative Agent may sell or otherwise dispose of the Collateral without giving any warranties as to the Collateral or any part thereof, including disclaimers of any warranties of title or the like, and the Borrower and each Grantor acknowledge and agree that the absence of such warranties shall not render the disposition commercially unreasonable.

(c)Without in any way limiting the foregoing, upon the occurrence and during the continuation of any Event of Default hereunder, in addition to all other rights provided herein or by law, the Administrative Agent shall have the right to exercise any and all rights with respect to the Pledged Account, including the right to direct the disposition of the funds in the Pledged Account and to collect, withdraw, and receive all amounts due or to become due or payable thereunder.

(d)The powers conferred upon the Secured Creditors hereunder are solely to protect their interest in the Collateral and shall not impose on them any duty to exercise such powers.  The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession or control if such Collateral is accorded treatment substantially equivalent to that which the Administrative Agent accords its own property, consisting of similar type assets, it being understood, however, that the Administrative Agent

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shall have no responsibility for (i) ascertaining or taking any action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not the Administrative Agent has or is deemed to have knowledge of such matters, (ii) taking any necessary steps to preserve rights against any parties with respect to any Collateral, or (iii) initiating any action to protect the Collateral or any part thereof against the possibility of a decline in market value.  This Agreement constitutes an assignment of rights only and not an assignment of any duties or obligations of the Borrower or any Grantor in any way related to the Collateral, and the Administrative Agent shall have no duty or obligation to discharge any such duty or obligation.  Neither any Secured Creditor nor any party acting as attorney for any Secured Creditor shall be liable for any acts or omissions or for any error of judgment or mistake of fact or law other than such person’s gross negligence or willful misconduct, as determined by a court of competent jurisdiction by final and nonappealable judgment; provided that in no event shall they be liable for any punitive, exemplary, indirect or consequential damages.

(e)Failure by the Administrative Agent to exercise any right, remedy or option under this Agreement or any other agreement between the Borrower, the Grantors and the Administrative Agent or provided by law, or delay by the Administrative Agent in exercising the same, shall not operate as a waiver; and no waiver shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated.  The rights and remedies of the Secured Creditors under this Agreement shall be cumulative and not exclusive of any other right or remedy which any Secured Creditor may have.  For purposes of this Agreement, an Event of Default shall be construed as continuing after its occurrence until waived in writing by the Administrative Agent.

Section 11.Application of Proceeds.  The proceeds and avails of the Collateral at any time received by the Administrative Agent upon the occurrence and during the continuation of any Event of Default shall, when received by the Administrative Agent in cash or its equivalent, be applied by the Administrative Agent in reduction of, or held as collateral security for, the Secured Obligations in accordance with the terms of the Credit Agreement.  The Borrower shall remain liable to the Secured Creditors for any deficiency.  Any surplus remaining after the full payment and satisfaction of the Secured Obligations shall be returned to the Borrower, for itself or as agent for the applicable Grantor, or to whomsoever the Administrative Agent reasonably determines is lawfully entitled thereto.

Section 12.Continuing Agreement.  This Agreement shall be a continuing agreement in every respect and shall remain in full force and effect until the Facility Termination Date.  Upon such termination of this Agreement, the Administrative Agent shall, upon the request and at the expense of the Borrower or the applicable Grantor, forthwith release its liens and security interests hereunder.

Section 13.The Administrative Agent. In acting under or by virtue of this Agreement, the Administrative Agent shall be entitled to all the rights, authority, privileges, and immunities provided in the Credit Agreement, all of which provisions of said Credit Agreement (including Section 9 thereof) are incorporated by reference herein with the same force and effect as if set forth herein in their entirety.  The Administrative Agent hereby disclaims any representation or

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warranty to the Secured Creditors or any other holders of the Secured Obligations concerning the perfection of the liens and security interests granted hereunder or in the value of any of the Collateral.

Section 14.Miscellaneous.  (a) This Agreement cannot be changed or terminated orally.  This Agreement shall create a continuing lien on and security interest in the Collateral and shall be binding upon each of the Borrower and each Grantor, its successors and assigns and shall inure, together with the rights and remedies of the Secured Creditors hereunder, to the benefit of the Secured Creditors and their successors and permitted assigns; provided, that neither the Borrower nor any Grantor may assign its rights or delegate its duties hereunder without the Administrative Agent’s prior written consent.  Without limiting the generality of the foregoing, and subject to the provisions of the Credit Agreement, any Lender may assign or otherwise transfer any Indebtedness held by it secured by this Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise.

(b)Except as otherwise specified herein, all notices and other communications provided for herein shall be given to the applicable party in the manner described in Section 10.8 of the Credit Agreement.

(c)In the event and to the extent that any provision hereof shall be deemed to be invalid or unenforceable by reason of the operation of any law or by reason of the interpretation placed thereon by any court, this Agreement shall to such extent be construed as not containing such provision, but only as to such jurisdictions where such law or interpretation is operative, and the invalidity or unenforceability of such provision shall not affect the validity of any remaining provisions hereof, and any and all other provisions hereof which are otherwise lawful and valid shall remain in full force and effect.

(d)The Lien and security interest herein created and provided for stand as direct and primary security for the Secured Obligations of the Borrower arising under or otherwise relating to the Credit Agreement as well as for the other Secured Obligations secured hereby.  No application of any sums received by the Secured Creditors in respect of the Collateral or any disposition thereof to the reduction of the Secured Obligations or any part thereof shall in any manner entitle the Borrower or any Grantor to any right, title or interest in or to the Secured Obligations or any collateral or security therefor, whether by subrogation or otherwise, unless and until the Facility Termination Date.  Each of the Borrower and each Grantor acknowledges and agrees that the Lien and security interest hereby created and provided are absolute and unconditional and shall not in any manner be affected or impaired by any acts of omissions whatsoever of any Secured Creditor or any other holder of any Secured Obligations, and without limiting the generality of the foregoing, the lien and security interest hereof shall not be impaired by any acceptance by any Secured Creditor or any other holder of any Secured Obligations of any other security for or guarantors upon any of the Secured Obligations or by any failure, neglect or omission on the part of any Secured Creditor or any other holder of any of the Secured Obligations to realize upon or protect any of the Secured Obligations or any collateral or security therefor.  Subject to the terms and conditions of this Agreement, including with respect to the

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Borrower’s and each Grantor’s rights and ability to take certain actions with respect to the Collateral, the Lien and security interest hereof shall not in any manner be impaired or affected by (and the Secured Creditors, without notice to anyone, are hereby authorized to make from time to time) any sale, pledge, surrender, compromise, settlement, release, renewal, extension, indulgence, alteration, substitution, exchange, change in, modification or disposition of any of the Secured Obligations or of any collateral or security therefor, or of any guaranty thereof, or of any instrument or agreement setting forth the terms and conditions pertaining to any of the foregoing.  The Secured Creditors may at their discretion at any time grant credit to the Borrower without notice to any Grantor in such amounts and on such terms as the Secured Creditors may elect without in any manner impairing the lien and security interest created and provided for.  In order to realize hereon and to exercise the rights granted the Secured Creditors hereunder and under applicable law, there shall be no obligation on the part of any Secured Creditor at any time to first resort for payment to the Borrower or the applicable Grantor or to any guaranty of the Secured Obligations or any portion thereof or to resort to any other collateral, security, property, liens or any other rights or remedies whatsoever, and the Secured Creditors shall have the right to enforce this Agreement against each

Grantor or its Collateral irrespective of whether or not other proceedings or steps seeking resort to or realization upon or from any of the foregoing are pending.

(e)This Agreement may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement.  Any of the parties hereto may execute this Agreement by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original.  Delivery of a counterpart hereof by facsimile transmission or by e‑mail transmission of an Adobe portable document format file (also known as a “PDF” file) shall be effective as delivery of a manually executed counterpart hereof.  Each of the Borrower and the Grantors acknowledge that this Agreement is and shall be effective upon its execution and delivery by such Persons to the Administrative Agent, and it shall not be necessary for the Administrative Agent to execute this Agreement or any other acceptance hereof or otherwise to signify or express its acceptance hereof.

(f)The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of any provision hereof.

(g)This Agreement and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based on, arising out of or relating to this Agreement shall be governed by, and construed in accordance with, the law of the State of New York, without regard to conflicts of law provisions (other than Sections 5-1401 and 5-1402 of the New York General Obligations law).

(h)Each of the Borrower and each Grantor irrevocably and unconditionally submits, for itself and its property, to the non‑exclusive jurisdiction of the courts of the State of New York sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement and each of the parties hereto irrevocably and unconditionally

‑15‑

agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable law, in such Federal court.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(i)Each of the Borrower and each Grantor irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement in any court referred to in Section 14(h).  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(j)Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in any legal proceeding directly or indirectly arising out of or relating to this Agreement or the transactions contemplated hereby (whether based on contract, tort or any other theory).  Each party hereto (a) certifies that no representative, agent or attorney of any other person has represented, expressly or otherwise, that such other person would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this section 14(j).

[Signature Pages to Follow]

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In Witness Whereof, each of the parties hereto has caused this Security Agreement to be duly executed and delivered as of the date first above written.

Bluegreen Vacations Unlimited, Inc.

By_________________________________________________________________________________________________________________

Name:  Anthony M. Puleo

Title:  Vice President and Treasurer

Bluegreen Resorts management, Inc.

By_________________________________________________________________________________________________________________

Name:  Anthony M. Puleo

Title:  Vice President and Treasurer

Bluegreen Corporation

By_________________________________________________________________________________________________________________

Name:  Anthony M. Puleo

Title:  SVP, CFO and Treasurer

[Signature Page to the Security Agreement]

Accepted and agreed to as of the date first above written.

Fifth Third Bank, as Administrative Agent

By_________________________________________________________________________________________________________________

Name_____________________________________________________________________________________________________________

Title_______________________________________________________________________________________________________________

[Signature Page to the Security Agreement]

Schedule A

Other Names

A.Prior Legal Names (BVU and BRM)

NONE.

B.Trade Names (bvu)

Bluegreen Vacation Club (PA and TX)					Orlando Tourist Bureau (FL)
Ormond Beach Tourist Bureau (FL)					St. Augustine Tourist Bureau (FL)
South Florida Tourist Bureau (FL)					Florida Keys Tourist Bureau (FL)
Carolina Concierge (FL)					Destin Tourist Bureau (FL)
Bluegreen Vacation Rentals (Avery County, NC)					Patrick Henry Inn (Williamsburg, VA)
Outdoor Traveler (Sacramento County, CA)					Las Vegas Welcome Center (Clark County, NV)
Breckenridge at Tradewinds a Bluegreen Resort (Pinellas County, FL)					Bluegreen at Tradewinds (Pinellas County, FL)
Wisconsin Dells Tourist Information Center (WI)
Vacays & Stays (Sacramento County, CA; FL; GA; KY; LA; MO; Mecklenburg County, New Hanover County, Wake County, NC; OH; OK; TN; Spotsylvania County, VA)
Bluegreen Resorts (AR; CO; DC; DE; FL; Fulton County, GA; HI; IA; IL; IN; KY; LA; MI; MN; MO; MT; NH; NJ; Clark County, NV; OH; OK; PA; TN; TX and Louisa County, VA)
Bluegreen Getaways
AZ		KS		MS		OK
CA	San Bernardino, Riverside, San Diego, Santa Clara, Sacramento, Sonoma, Orange	KY		NH		PA
CT	Ledyard (Town)	MA	Wrentham	NJ		TX	Collin, El Paso, Galveston, Harris, San Marcos, Tarrant, Williamson
FL	Lee, Manatee, Broward, Miami-Dade, Volusia	MD		NC	Cabarrus, Mecklenburg	TN
GA	Chatham, Dawson, Henry	MI		NY		VA	Prince William
IL		MO		NV	Clark

Bluegreen Vacations
AR		IA		MD		OR
CA	Alameda, Contra Costa, Fresno, Humboldt, Kern, Los Angeles, Monterey, Orange, Riverside, Sacramento, San Diego, San Joaquin, Santa Clara	IL		MS		PA
				MT		TN
CO		IN		NC	Buncombe, Catawba, Cumberland, Durham, Forsyth, Guilford, Mecklenburg, Nash, Pitt, Randolph, Wake	TX	State (All Counties) Angelina, Bexar, Brazos, Cameron, Dallas, Harris, Jefferson, Mclennan, Montgomery, Tarrant, Travis, Webb
CT	Manchester, Milford, Stamford, Trumbull, Waterbury, West Hartford	KY		NE		UT
NH

DE		LA		NJ		VA	Alexandria, Colonial Heights, Chesapeake, James City, Lynchburg City, Prince William, Virginia Beach
DC		MA	Kingston, Hanover, Medford, Dartmouth	NV	Clark	VT

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FL		MI		NY	Albany, Chemung, Clinton, Nassau, Onondage, Orange, Richmond, Suffolk, Westchester	WA
GA	Athens-Clarke, Augusta-Richmond, Chatham, Douglas, Fulton, Hall, Muscogee	MO	Joplin, Chesterfield, Sedalia Fairgrounds, St. Peters, St. Louis, Springfield Airport, St. Louis Mills Mall	OH		WV
WY

HI		MN		OK	Cinemark Tinseltown, Quail Springs Mall, Sooner Mall, Oklahoma City

C. TRADE NAMES (BRM)

i. Bluegreen Vacations Rentals (FL; Avery County, NC)

ii. Casa Del Mar Beach Resort (FL)

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Schedule B

Sales and Marketing Agreements

1.

Sales and Marketing Agreement, dated August 28, 2014, by and among Bluegreen Vacations Unlimited, Inc., a Florida corporation, and BBV PHASE I LLC, a Nevada limited liability company, and the joinder of Resort Title Agency, Inc., a Florida corporation, as may be amended from time to time. (Big Bear)

2.

Sales and Marketing Agreement, dated May 7, 2009, by and among Bluegreen Vacations Unlimited, Inc., a Florida corporation, and Blue Water Resorts Ltd., a company incorporated and existing under the laws of the Commonwealth of the Bahamas, with the joinder of Resort Title Agency, Inc., a Florida corporation, as may be amended from time to time. (Blue Water)

3.

Sales and Marketing Agreement, dated August 12, 2009, by and among Bluegreen Vacations Unlimited, Inc., a Florida corporation, Princeton Resorts Group, LLC, a Delaware limited liability, and Cibola Vista Resort and Spa, LLC, an Arizona limited liability company, with the joinder of Resort Title Agency, Inc., a Florida corporation, as may be amended from time to time. (Cibola Vista)

4.

Sales and Marketing Agreement, dated February 8, 2013, by and among Bluegreen Vacations Unlimited, Inc., a Florida corporation, and Horizons Acquisition Partners, LLC, a South Carolina limited liability company, with the joinder of Resort Title Agency, Inc., a Florida corporation, and Horizons Rental Management, LLC, a South Carolina limited liability company, as may be amended from time to time. (Horizons at 77th)

5.

Sales and Marketing Agreement, dated August 20, 2013, by and among Bluegreen Vacations Unlimited, Inc., a Florida corporation, and Printers Row Development, LLC nka Second City Resorts, LLC, an Illinois limited liability company, with the joinder of Resort Title Agency, Inc., a Florida corporation, as may be amended from time to time. (The Blake)

6.

Second Amended and Restated Sales and Marketing Agreement, dated April 16, 2009, by and among Bluegreen Vacations Unlimited, Inc., a Florida corporation, and Landmark Resort Properties of VA, LLC, a Virginia limited liability company, with a joinder of Resort Title Agency, Inc., a Florida corporation, as may be amended from time to time. (Parkside)

7.

Sales and Marketing Agreement, dated June 20, 2009, by and among Bluegreen Vacations Unlimited, Inc., a Florida corporation, and Southern Peaks Resorts, LLC, a New Hampshire limited liability company, with the joinder of William E. Curran, an individual and Dennis M. Ducharme, an individual, as may be amended from time to time. (South Mountain)

8.

Amended and Restated Sales and Marketing Agreement, dated January 25, 2011, by and among Bluegreen Vacations Unlimited, Inc., a Florida corporation, T. Park Central L.L.C., a New York limited liability company, and O. Park Central L.L.C., a New York limited liability company, with the joinder of Resort Title Agency, Inc., a Florida corporation, and Bluegreen Resorts Management, Inc., a Delaware corporation, as may be amended from time to time. (Manhattan Club)

9.

Sales and Marketing Agreement, dated March 22, 2012, by and among Bluegreen Vacations Unlimited, Inc., a Florida corporation, and Breckenridge Development, Inc., a Florida corporation, with the joinder of Resort Title Agency, Inc., a Florida corporation, as may be amended from time to time. (TradeWinds)

10.

Sales and Marketing Agreement, dated as of November 25, 2014, by and among Bluegreen Vacations Unlimited, Inc., a Florida corporation, PHI Redevelopment, LLC, a Virginia limited liability company, and with the joinder of Resort Title Agency, Inc., a Florida corporation, as may be amended from time to time. (Patrick Henry Square)

11.

Sales and Marketing Agreement, dated as of September 19, 2014, by and among Bluegreen Vacations Unlimited, Inc., a Florida corporation, and Club Lodges at Trillium, LLC, a Georgia limited liability company, with the joinder of Resort Title Agency, Inc., a Florida corporation, as may be amended from time to time. (Trillium)

12.

Sales and Marketing Agreement, dated as of November 3, 2015, by and among Bluegreen Vacations Unlimited, Inc., a Florida corporation, and King 583 Partners LLC, a South Carolina limited liability company, with the joinder of Resort Title Agency, Inc., a Florida corporation, as may be amended from time to time. (Charleston 583)

13.

Sales and Marketing Agreement, dated as of July 12, 2011, by and among Bluegreen Vacations Unlimited, Inc., a Florida corporation, and News Place Developers, LLC, a Georgia limited liability company, with the joinder of Batson-Cook Development Company, a Georgia corporation, and Resort Title Agency, Inc., a Florida corporation, as may be amended from time to time. (Studio Homes)

14.

Sales and Marking Agreement, dated as of June 23, 2016, by and among Bluegreen Vacations Unlimited, Inc., a Florida corporation, and I-Drive Resorts, LLC, a Delaware limited liability company, with the joinder of Resort Title Agency, Inc., a Florida corporation, as may be amended from time to time. (Lake Eve II)

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Management Agreements

1.

Amended and Restated Management Agreement, dated May 18, 1994, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and Vacation Trust, Inc., a Florida corporation, as Trustee, pursuant to the terms of the Bluegreen Vacation Club Amended and Restated Trust Agreement and Bluegreen Vacation Club, Inc., a Florida corporation, as may be amended from time to time. (Bluegreen Vacation Club)

2.

Timeshare Management Agreement, dated January 1, 2013, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and Casa Del Mar Beach Resort Condominium Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of Florida, as may be amended from time to time. (Casa Del Mar)

3.

Timeshare Management Agreement, dated January 1, 2013, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and BG Daytona Seabreeze Condominium Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of Florida, as may be amended from time to time. (Daytona Seabreeze)

4.

Management Agreement, dated December 5, 2012, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and Breckenridge Beach Villas Condominium Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of Florida, as may be amended from time to time. (Tradewinds)

5.

Management Agreement, dated August 17, 2001, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and Dolphin Beach Club Association, Inc., a corporation incorporated and existing under the laws of the State of Florida, as may be amended from time to time. (Dolphin Beach Club)

6.

Management Agreement, dated March 29, 1994, by and among Bluegreen Resorts Management, Inc., as survivor-by-merger with RDI Resort Services Corp., a Delaware corporation, and Fantasy Island Resort II Condominium Association, Inc., a corporation incorporated and existing under the laws of the State of Florida, as may be amended from time to time. (Fantasy Island Resort II)

7.

Timeshare Management Agreement, dated October 3, 2012, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and BG Fountains Condominium Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of Florida, as may be amended from time to time. (Fountains)

8.

Timeshare Management Agreement, dated October 16, 2012, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and Grande Villas at World Golf Village Condominium Association, Inc., a non-profit corporation incorporated and

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existing under the laws of the State of Florida, as may be amended from time to time. (Grande Villas at World Golf Village)
9.

Management Agreement, dated February 23, 1994, by and among Bluegreen Resorts Management, Inc., as survivor-by-merger with RDI Resort Services Corp., a Delaware corporation, and Gulfstream Manor Condominium Association, Inc., a corporation incorporated and existing under the laws of the State of Florida, as may be amended from time to time.  (Gulfstream Manor)

10.

Timeshare Management Agreement, dated January 1, 2013, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and The Hammocks at Marathon Condominium Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of Florida, as may be amended from time to time. (Hammocks)

11.

Management Agreement, dated November 6, 2013, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and Lake Eve Resort Condominium Owners Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of Florida, as may be amended from time to time. (Lake Eve)

12.

Timeshare Management Agreement, dated November 13, 2012, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and Oasis Lakes Resort Condominium Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of Florida, as may be amended from time to time. (Oasis Lakes)

13.

Timeshare Management Agreement, dated November 2, 2012, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and Orlando’s Sunshine Resort Condominium Association, Inc., a non-stock corporation incorporated and existing under the laws of the State of Florida, as may be amended from time to time. (Orlando Sunshine)

14.

Timeshare Management Agreement, dated November 2, 2012, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and Orlando’s Sunshine resort II Condominium Association, Inc., a non-stock corporation incorporated and existing under the laws of the State of Florida, as may be amended from time to time. (Orlando Sunshine)

15.

Management Agreement, dated January 10, 1990, by and among Bluegreen Resorts Management, Inc., as survivor-by-merger with RDI Resort Services Corp., a Delaware corporation, and Resort Sixty-Six Owner’s Association, Inc., a corporation incorporated and existing under the laws of the State of Florida, as may be amended from time to time. (Resort Sixty-Six)

16.	Timeshare Management Agreement, dated January 1, 2013, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and Solara Surfside Condominium ‑4‑

Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of Florida, as may be amended from time to time. (Solara Surfside)
17.

Timeshare Management Agreement, dated October 16, 2012, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and The Resort at World Golf Village Condominium Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of Florida, as may be amended from time to time. (World Golf Village)

18.

Management Agreement, dated January 1, 1990, by and among Bluegreen Resorts Management, Inc., as survivor-by-merger with RDI Resort Services Corp., a Delaware corporation, and Via Roma Beach Resort Owners Association, Inc., a corporation incorporated and existing under the laws of the State of Florida, as may be amended from time to time.  (Via Roma)

19.

Timeshare Management Agreement, dated January 9, 2014, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and CV Condominium Owners Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of Arizona, as may be amended from time to time. (Cibola Vista)

20.

First Amendment to Management Agreement, dated December 1, 2009, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, Bluewater Resorts, Ltd., a company incorporated and existing under the laws of the Commonwealth of the Bahamas, and Guanahani Village Management Company Limited, another company incorporated and existing under the laws of the Commonwealth of the Bahamas, as may be amended from time to time, as assigned to BRM Bahamas Limited, a Bahamian entity, pursuant to that certain assignment of merger agreement. (Bluewater Resort)

21.

Management Agreement, dated May 16, 2012, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, The Club at Big Bear Village Fractional Owners Association, a nonprofit mutual benefit corporation incorporated and existing under the laws of the State of California, and The Club at Big Bear Village Master Association, a nonprofit mutual benefit corporation incorporated and existing under the laws of the State of California, as may be amended from time to time. (Big Bear)

22.

Timeshare Management Agreement, dated January 1, 2016, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and The Innsbruck Condominium Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of Colorado, as may be amended from time to time. (Innsbruck)

23.

Timeshare Management Agreement, dated January 5, 2012, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, The Studio Homes at Ellis Square Timeshare Owners Association, Inc., a non-profit corporation incorporated and existing

‑5‑

under the laws of the State of Georgia, and The Studio Homes of Ellis Square Condominium Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of Georgia, as may be amended from time to time. (Studio Homes)

24.

Timeshare Management Agreement, dated August 23, 2013, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and The Hotel Blake Timeshare Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of Illinois, as may be amended from time to time. (Hotel Blake)

25.

Condominium Management Agreement, dated in 2013, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and The Hotel Blake Condominium Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of Illinois, as may be amended from time to time. (Hotel Blake)

26.

Management Agreement, dated May 20, 2008, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and Santopadre Condominiums Association, Inc., a non-stock corporation incorporated and existing under the laws of the State of Louisiana, as may be amended from time to time. (Club La Pension)

27.

Timeshare Management Agreement, dated September 13, 2012, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and The La Pension Owners’ Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of Louisiana, as may be amended from time to time. (Club La Pension)

28.

Timeshare Management Agreement, dated January 1, 2013, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and The Soundings Seaside Resort Condominium Association, Inc., a non-profit corporation incorporated and existing under the laws of the Commonwealth of Massachusetts, as may be amended from time to time. (Soundings)

29.

First Amendment to Management Agreement, dated June 15, 2011, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and The Breakers Resort Condominium Association, an unincorporated association existing under the laws of the Commonwealth of Massachusetts, as may be amended from time to time.  (Breakers)

30.

Timeshare Management Agreement, dated September 27, 2013, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and Hemlock Interval Ownership Owners Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of Michigan, as may be amended from time to time. (Mountain Run at Boyne)

31.	Timeshare Management Agreement, dated September 27, 2012, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and Mountain Run at Boyne Owners ‑6‑

Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of Michigan, as may be amended from time to time. (Mountain Run at Boyne)
32.

Timeshare Management Agreement, dated January 1, 2013, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and The Falls Village Resort Condominium Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of Missouri, as may be amended from time to time. (Falls Village)

33.

Timeshare Management Agreement, dated January 1, 2013, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and Big Cedar Wilderness Club Condominium Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of Missouri, as may be amended from time to time. (Wilderness Club at Big Cedar)

34.

Timeshare Management Agreement, dated January 1, 2013, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and Bluegreen Wilderness Club at Long Creek Ranch Condominium Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of Missouri, as may be amended from time to time. (Long Creek Ranch)

35.

Community Management Agreement, dated September 30, 2010, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and Paradise Point Master Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of Missouri, as may be amended from time to time. (Paradise Point)

36.

Timeshare Management Agreement, dated January 1, 2013, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and Paradise Point Resort Property Owners Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of Missouri, as may be amended from time to time. (Paradise Point)

37.

Condominium Property Management Agreement, dated September 30, 2010, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and Paradise Point Condominium Association, a non-profit corporation incorporated and existing under the laws of the State of Missouri, as may be amended from time to time. (Paradise Point)

38.

Utility Services Management Agreement, dated September 30, 2010, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and Paradise Point Resort Utility Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of Missouri, as may be amended from time to time. (Paradise Point)

39.

Timeshare Management Agreement, dated December 17, 2012, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and Innseason Resorts South Mountain Condominium, a non-profit corporation incorporated and existing under the

‑7‑

laws of the State of New Hampshire, as may be amended from time to time. (South Mountain Resort)
40.

Timeshare Management Agreement, dated June 26, 2015, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and Club Lodges at Trillium Owners Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of North Carolina, as may be amended from time to time. (Trillium)

41.

Timeshare Management Agreement, dated October 12, 2012, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and The Suites at Hershey Condominium Association, Inc., a non-profit corporation incorporated and existing under the laws of the Commonwealth of Pennsylvania, as may be amended from time to time. (The Suites at Hershey)

42.

Timeshare Management Agreement, dated October 23, 2012, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and BG Carolina Grande Owners Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of South Carolina, as may be amended from time to time. (Carolina Grande)

43.

Timeshare Management Agreement, dated October 23, 2012, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and Harbour Lights Resort Owners Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of South Carolina, as may be amended from time to time. (Harbour Lights)

44.

Timeshare Management Agreement, dated March 20, 2013, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and The Horizons at 77th Timeshare Owners Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of South Carolina, as may be amended from time to time. (Horizons at 77th)

45.

Timeshare Management Agreement, dated July 14, 2014, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and Lodge Alley Inn Condominium Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of South Carolina, as may be amended from time to time. (Lodge Alley Inn)

46.

Timeshare Management Agreement, dated January 1, 2010, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and Lodge Alley Inn Condominium Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of South Carolina, as may be amended from time to time. (Lodge Alley Inn)

47.	Condominium Management Agreement, dated January 1, 2014, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and Lodge Alley Condominium ‑8‑

Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of South Carolina, as may be amended from time to time. (Lodge Alley Inn)
48.

Management Agreement, dated January 1, 2014, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and Lodge Alley Owners’ Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of South Carolina, as may be amended from time to time. (Lodge Alley Inn)

49.

Timeshare Management Agreement, dated October 23, 2012, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and BG Seaglass Tower Owners Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of South Carolina, as may be amended from time to time. (SeaGlass Tower)

50.

Timeshare Management Agreement, dated October 23, 2012, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and Shore Crest Vacation Villas Owners Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of South Carolina, as may be amended from time to time. (Shore Crest Vacation Villas)

51.

Timeshare Management Agreement, dated October 23, 2012, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and Shore Crest Vacation Villas II Owners Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of South Carolina, as may be amended from time to time.  (Shore Crest Vacation Villas)

52.

Timeshare Management Agreement, dated May 7, 2014, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and The MountainLoft Resort Condominium Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of Tennessee, as may be amended from time to time. (MountainLoft)

53.

Timeshare Management Agreement, dated February 1, 2013, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and MountainLoft Resort II Condominium Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of Tennessee, as may be amended from time to time. (MountainLoft)

54.

Timeshare Management Agreement, dated August 23, 2012, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and The Laurel Crest Resort Condominium Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of Tennessee, as may be amended from time to time. (Laurel Crest)

‑9‑

55.

Timeshare Management Agreement, dated June 19, 2014, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and Shenandoah Crossing Farm and Club Resort Section Owner’s Association, Inc., a non-stock corporation incorporated and existing under the laws of the Commonwealth of Virginia, as may be amended from time to time. (Shenandoah Crossing)

56.

Timeshare Management Agreement, dated July 14, 2014, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and Bluegreen Wilderness Traveler at Shenandoah Owners Association, Inc., a non-profit corporation incorporated and existing under the laws of the Commonwealth of Virginia, as may be amended from time to time. (Shenandoah Crossing)

57.

Management Agreement, dated January 1, 2001, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and Shenandoah Resort Community Association, Inc., a non-stock corporation incorporated and existing under the laws of the Commonwealth of Virginia, as may be amended from time to time. (Shenandoah Crossing)

58.

Timeshare Management Agreement, dated July 14, 2014, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and BG Patrick Henry Square Timeshare Owners Association, Inc., a non-profit corporation incorporated and existing under the laws of the Commonwealth of Virginia, as may be amended from time to time. (Patrick Henry Square)

59.

Condominium Management Agreement, dated November 20, 2015, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and Patrick Henry Condominium Association, Inc., a non-stock corporation incorporated and existing under the laws of the Commonwealth of Virginia, as may be amended from time to time. (Patrick Henry Square)

60.

Timeshare Management Agreement, dated December 17, 2012, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and Parkside Owners Association, Inc., a non-stock corporation incorporated and existing under the laws of the Commonwealth of Virginia, as may be amended from time to time. (Parkside Williamsburg Resort)

61.

Timeshare Management Agreement, dated December 5, 2012, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and BG Pirates Lodge Condominium Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of Wisconsin, as may be amended from time to time. (Bluegreen Odyssey Dells)

62.	Timeshare Management Agreement, dated December 5, 2012, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and BG Pirates Lodge Condominium ‑10‑

Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of Wisconsin, as may be amended from time to time. (Bluegreen Odyssey Dells)
63.

First Amendment to Timeshare Management Agreement, dated June 1, 2015, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and The Christmas Mountain Campground Association, U.A., a non-profit association unincorporated and existing under the laws of the State of Wisconsin, as may be amended from time to time. (Christmas Mountain Village)

64.

Management Agreement, dated April 6, 2001, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and Christmas Mountain Property Owners Association, Inc., a non-stock corporation incorporated and existing under the laws of the State of Wisconsin, as may be amended from time to time. (Christmas Mountain Village)

65.

First Amendment to Timeshare Management Agreement, dated June 1, 2015, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and The Timbers at Christmas Mountain Association, U.A., a non-profit association unincorporated and existing under the laws of the State of Wisconsin, as may be amended from time to time. (Christmas Mountain Village)

66.

First Amendment to Timeshare Management Agreement, dated June 1, 2015, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and The Villas at Christmas Mountain Association, U.A., a non-profit association unincorporated and existing under the laws of the State of Wisconsin, as may be amended from time to time. (Christmas Mountain Village)

67.

Second Amendment to Management Agreement, dated September 20, 2011, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and Casa Grande Resort Cooperative Association I now known as Cooperativa La Cabana Beach & Racquet Club, an Aruba non-profit cooperative association, as may be amended from time to time. (La Cabana Beach Resort & Casino)

‑11‑

Schedule C

Specified Resorts

(i)The Fountains at 12400 International Drive, Orlando, Florida -

BG FOUNTAINS CONDOMINIUM, A CONDOMINIUM, according to the Declaration of Condominium as recorded in Official Records Book 7674, Page 4336, as amended by First Amendment to the Declaration of Condominium recorded in Official Records Book 7785, Page 2252, by Second Amendment to the Declaration of Condominium recorded in Official Records Book 8559, Page 1321, by Third Amendment to the Declaration of Condominium recorded in Official Records Book 8559, Page 1360, by Fourth Amendment to the Declaration of Condominium recorded in Official Records Book 8775, Page 4485, by Fifth Amendment to the Declaration of Condominium recorded in Official Records Book 9443, Page 2378, by Sixth Amendment to the Declaration of Condominium recorded in Official Records Book 9881, Page 2943, all in the Public Records of Orange County, Florida.

(ii)Lake Eve Condominium Resort at 12388 International Drive, Orlando, Florida -

Lake Eve Resort Condominium, according to the Declaration of Condominium for Lake Eve Resort Condominium, recorded in Official Records Book 10663, Page 6587 of the Public Records of Orange County, Florida, as it may be amended from time to time.

Schedule D

Other Resorts

Lodge Alley Inn

195 East Bay Street, Charleston, SC 29401

The Falls Village Resort

200 Creekside Road, Branson, MO  65616

Shore Crest Vacation Villas

4709 South Ocean Boulevard, N. Myrtle Beach, SC 29582

Shore Crest Vacation Villas II

4708 South Ocean Boulevard, N. Myrtle Beach, SC 29582

The Innsbruck

233 W. Main Street, Aspen, CO 80443

Club La Pension

115 Decatur Street, New Orleans, Louisiana 70130.

Intervals at the Atlantic Palace Condominium

1507 Boardwalk, Atlantic City, NJ 08401.

BG Carolina Grande

2505 N. Ocean Blvd., Myrtle Beach, SC 29577.

BG SeaGlass Tower

1400 N. Ocean Blvd., Myrtle Beach, SC 29577.

The Suites at Hershey

2 Hershey Park Drive, Hershey, PA 17033.

Mountain Run at Boyne
03095 Boyne Mountain Road, Boyne Falls, MI 49713

Casa Del Mar Beach Resort
621 South Atlantic Avenue, Ormond Beach, FL 32176

Hammocks at Marathon
1688 Overseas Highway, Marathon, Florida 33050

The Resort at World Golf Village

‑2‑

100 Front Line Drive, St. Augustine, FL 32092

BG Daytona Seabreeze

3125 Atlantic Avenue, Daytona Beach Shores, Florida 32118

Solara Surfside

8801 Collins Avenue, Surfside FL 33154

‑3‑

Exhibit A

Collateral Report

Bluegreen Corporation

To:Fifth Third, as Administrative Agent,
and the Lenders described below

Pursuant to the terms of (i) the  Amended and Restated Credit Agreement dated as of December  16, 2016, among Bluegreen Corporation, as Borrower (the “Borrower”), the Guarantors party thereto, the Lenders party thereto, and Fifth Third Bank, as Administrative Agent (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”); and (ii) the Amended and Restated Security Agreement dated as of December  16, 2016, among the Borrower, Bluegreen Vacations Unlimited, Inc. and Bluegreen Resorts Management, Inc. (collectively, the “Grantors”) and the Administrative Agent (as amended, restated, modified or supplemented from time to time, the “Security Agreement”; all capitalized terms used herein without definition shall have the meaning assigned thereto in the Security Agreement), we submit this Collateral Report (this “Report”) to you and certify that the information set forth below and on any attachments to this Report is true, correct and complete in all respects as of the date of this Report.

The Borrower and each of the Grantors hereby certify, as applicable, as follows:

(a)Annex A of this Report sets forth a true, complete and current listing of all Sales and Marketing Agreements as of the date hereof which relate to the Pledged Receivables pledged by BVU and are subject to the lien and security interest of the Administrative Agent pursuant to, the Security Agreement (provided that the failure to disclose any Sales and Marketing Agreement on the attached Annex A shall not impair the Administrative Agent’s security interest as provided for by the Security Agreement in such related Pledged Receivables).

(b)Annex B of this Report sets forth a true, complete and current listing of all Receivables under the Sales and Marketing Agreements described in clause (a) above, and such Receivables constitute “Pledged Receivables” as defined in, and subject to the lien and security interest of the Administrative Agent pursuant to, the Security Agreement (provided that the failure to disclose any Receivables under the Sales and Marketing Agreement on the attached Annex B shall not impair the Administrative Agent’s security interest therein as provided for by the Security Agreement).

(c)Annex C of this Report sets forth a true, complete and current listing of all Management Agreements as of the date hereof which relate to the Pledged Receivables pledged by BRM and are subject to the lien and security interest of the Administrative Agent pursuant to, the Security Agreement (provided that the failure to disclose any Management Agreement on the attached Annex C shall not impair the Administrative Agent’s security interest as provided for by the Security Agreement in such related Pledged Receivables).

(d)Annex D of this Report sets forth a true, complete and current listing of all Receivables under the Management Agreements described in clause (c) above, and such Receivables constitute “Pledged Receivables” as defined in, and subject to the lien and security interest of the Administrative Agent pursuant to, the Security Agreement (provided that the failure to disclose any Receivables under the Management Agreement on the attached Annex D shall not impair the Administrative Agent’s security interest therein as provided for by the Security Agreement).

(e)No Loan Party (other than BVU or BRM) or any Subsidiary of a Loan Party (other than (x) Resort Title, in its capacity as escrow agent, (y) any Subsidiary of BVU or BRM that is a party to any such agreement (in lieu of BVU or BRM and solely as a result of specific local, foreign jurisdictional requirements or customs that prevent BVU or BRM from being a party thereto, as reasonably determined by the Borrower), or (z) any other Subsidiary, solely with respect to a Limited Joinder)) are party to any of the Sales and Marketing Agreements or Management Agreements.  No Loan Party or any Subsidiary of a Loan Party (other than BVU (in the case of any Sales and Marketing Agreement), BRM (in the case of any Management Agreement) or any Subsidiary of BVU or BRM that is a party to any such agreement (in lieu of BVU or BRM and solely as a result of specific local, foreign jurisdictional requirements or customs that prevent BVU or BRM from being a party thereto, as reasonably determined by the Borrower), in the case of any Sales and Marketing Agreement or Management Agreement )), own any of the Pledged Receivables under, as applicable, any such Sales and Marketing Agreement or Management Agreement.

[Signature Page Follows]

2

This Collateral Report is executed and delivered as of the date first above written.

BLUEGREEN CORPORATION

By_________________________________________________________________________________________________________________

_________________________________________________________________________________________________________Name

_____________________________________________________________________________________________________________Title

BLUEGREEN VACATIONS UNLIMITED, INC.

By_________________________________________________________________________________________________________________

_________________________________________________________________________________________________________Name

_____________________________________________________________________________________________________________Title

BLUEGREEN RESORTS MANAGEMENT, INC.

By_________________________________________________________________________________________________________________

_________________________________________________________________________________________________________Name

_____________________________________________________________________________________________________________Title

3

Annex A to Collateral Report

Sales and Marketing Agreements Relating to Pledged Receivables

(as of December 16, 2016)

1.

Sales and Marketing Agreement, dated August 28, 2014, by and among Bluegreen Vacations Unlimited, Inc., a Florida corporation, and BBV PHASE I LLC, a Nevada limited liability company, and the joinder of Resort Title Agency, Inc., a Florida corporation, as may be amended from time to time. (Big Bear)

2.

Sales and Marketing Agreement, dated May 7, 2009, by and among Bluegreen Vacations Unlimited, Inc., a Florida corporation, and Blue Water Resorts Ltd., a company incorporated and existing under the laws of the Commonwealth of the Bahamas, with the joinder of Resort Title Agency, Inc., a Florida corporation, as may be amended from time to time. (Blue Water)

3.

Sales and Marketing Agreement, dated August 12, 2009, by and among Bluegreen Vacations Unlimited, Inc., a Florida corporation, Princeton Resorts Group, LLC, a Delaware limited liability, and Cibola Vista Resort and Spa, LLC, an Arizona limited liability company, with the joinder of Resort Title Agency, Inc., a Florida corporation, as may be amended from time to time. (Cibola Vista)

4.

Sales and Marketing Agreement, dated February 8, 2013, by and among Bluegreen Vacations Unlimited, Inc., a Florida corporation, and Horizons Acquisition Partners, LLC, a South Carolina limited liability company, with the joinder of Resort Title Agency, Inc., a Florida corporation, and Horizons Rental Management, LLC, a South Carolina limited liability company, as may be amended from time to time. (Horizons at 77th)

5.

Sales and Marketing Agreement, dated August 20, 2013, by and among Bluegreen Vacations Unlimited, Inc., a Florida corporation, and Printers Row Development, LLC nka Second City Resorts, LLC, an Illinois limited liability company, with the joinder of Resort Title Agency, Inc., a Florida corporation, as may be amended from time to time. (The Blake)

6.

Second Amended and Restated Sales and Marketing Agreement, dated April 16, 2009, by and among Bluegreen Vacations Unlimited, Inc., a Florida corporation, and Landmark Resort Properties of VA, LLC, a Virginia limited liability company, with a joinder of Resort Title Agency, Inc., a Florida corporation, as may be amended from time to time. (Parkside)

7.

Sales and Marketing Agreement, dated June 20, 2009, by and among Bluegreen Vacations Unlimited, Inc., a Florida corporation, and Southern Peaks Resorts, LLC, a New Hampshire limited liability company, with the joinder of William E. Curran, an individual and Dennis M. Ducharme, an individual, as may be amended from time to time. (South Mountain)
8.

Amended and Restated Sales and Marketing Agreement, dated January 25, 2011, by and among Bluegreen Vacations Unlimited, Inc., a Florida corporation, T. Park Central L.L.C., a New York limited liability company, and O. Park Central L.L.C., a New York limited liability company, with the joinder of Resort Title Agency, Inc., a Florida corporation, and Bluegreen Resorts Management, Inc., a Delaware corporation, as may be amended from time to time. (Manhattan Club)

9.

Sales and Marketing Agreement, dated March 22, 2012, by and among Bluegreen Vacations Unlimited, Inc., a Florida corporation, and Breckenridge Development, Inc., a Florida corporation, with the joinder of Resort Title Agency, Inc., a Florida corporation, as may be amended from time to time. (TradeWinds)

10.

Sales and Marketing Agreement, dated as of November 25, 2014, by and among Bluegreen Vacations Unlimited, Inc., a Florida corporation, PHI Redevelopment, LLC, a Virginia limited liability company, and with the joinder of Resort Title Agency, Inc., a Florida corporation, as may be amended from time to time. (Patrick Henry Square)

11.

Sales and Marketing Agreement, dated as of September 19, 2014, by and among Bluegreen Vacations Unlimited, Inc., a Florida corporation, and Club Lodges at Trillium, LLC, a Georgia limited liability company, with the joinder of Resort Title Agency, Inc., a Florida corporation, as may be amended from time to time. (Trillium)

12.

Sales and Marketing Agreement, dated as of November 3, 2015, by and among Bluegreen Vacations Unlimited, Inc., a Florida corporation, and King 583 Partners LLC, a South Carolina limited liability company, with the joinder of Resort Title Agency, Inc., a Florida corporation, as may be amended from time to time. (Charleston 583)

13.

Sales and Marketing Agreement, dated as of July 12, 2011, by and among Bluegreen Vacations Unlimited, Inc., a Florida corporation, and News Place Developers, LLC, a Georgia limited liability company, with the joinder of Batson-Cook Development Company, a Georgia corporation, and Resort Title Agency, Inc., a Florida corporation, as may be amended from time to time. (Studio Homes)

14.

Sales and Marking Agreement, dated as of June 23, 2016, by and among Bluegreen Vacations Unlimited, Inc., a Florida corporation, and I-Drive Resorts, LLC, a Delaware limited liability company, with the joinder of Resort Title Agency, Inc., a Florida corporation, as may be amended from time to time. (Lake Eve II)

Annex B to Collateral Report

Pledged Receivables in respect of sales and marketing agreements identified on Annex A

Library	LAWAPP9DB	LAWAPP9DB
NA		
Year	2016	2016
Format	LTD	LTD
Period	8	9
DesignerGL	Lawson_Actuals	Lawson_Actuals

bluegreenvacations

Co.	Reg/Dpt	Account	Sub	Description	Beginning Bal	Collections	Recaptures	Commissions Revenue	Ending Bal	check	Collection Rate
				FBS COMMISSION RECEIVABLE							
1000	09901	114000	303	A/R - FFS THE BLAKE HOTEL	4,014,971	(3,842,648)	(70,036)	2,792,903	2,895,190	0	96%
1000	09901	114000	304	A/R - FFS TRILLIUM	966,226	(818,654)	(108,607)	1,600,997	1,639,962	0	85%
1000	09901	114000	305	A/R - LAKE EVE	3,793,953	(2,404,944)	0	4,967,815	6,356,823	0	66%
1000	09901	114000	306	A/R - BIG BEAR	5,189,088	(2,529,071)	0	1,257,396	3,917,413	0	49%
1000	09901	114000	311	A/R - FFS CIBOLA VISTA	4,112,129	(3,948,208)	(19,349)	4,822,180	4,966,752	0	96%
1000	09901	114000	313	A/R - FFS MANHATTAN CLUB	0	0	0	0	0	0	N/A
1000	09901	114000	315	A/R - FFS TRADEWINDS	6,050,477	(3,883,027)	(2,315)	2,810,000	4,975,135	0	64%
1000	09901	114000	352	A/R - FFS PATRICK HENRY	1,428,032	(1,079,112)	(29,804)	394,426	713,543	0	76%
1000	09901	114000	363	A/R - FFS SOUNDINGS	(258)	0	0	(6,107)	(6,365)	0	0%
1000	09901	114000	365	A/R - FFS PARKSIDE	1,068,308	(808,128)	0	464,713	724,893	0	76%
1000	09901	114000	366	A/R - FFS INNSEASONS SO MOUNTAIN	79,980	(12,198)	0	0	67,782	0	15%
1000	09901	114000	367	A/R - FFS BLUE WATER, BAHAMAS	353,374	(102,430)	0	93,424	344,368	0	29%
1000	09901	114000	368	A/R - FFS STUDIO HOMES SAVANNAH	159,823	0	(121,408)	0	38,415	0	0%
1000	09901	114000	369	A/R - FFS THE BREAKERS	0	0	0	0	0	0	N/A
1000	09901	114000	377	A/R - FFS HORIZONS AT 77TH	864,395	(626,769)	(72,958)	100,726	265,395	0	73%
				Total	28,080,499				26,899,307		
1000	09901	114000	[303.377]	Range	28,080,499				26,899,307		
				Check	0				0		
1000	09901	114000	1303	A/R DEFERRED COMM/HOTEL BLAKE	1,059,591	0	0	(1,059,591)	0	0	
1000	09901	114000	1305	A/R DEFERRED COMM/LAKE EVE	0	0	0	105,314	105,314	0	
1000	09901	114000	1352	A/R DEFERRED COMM/PATRICK HENRY	469,090	(3,516)	0	2,328	467,902	0	
1000	09901	114000	1366	A/R DEFERRED COMM/SOUTH MOUNTAIN	1,052,343	0	0	5,575	1,057,918	0	
1000	09901	114000	1368	A/R DEFERRED COMM/STUDIO HOMES	350,176	(69,180)	0	0	280,996	0	
1000	09901	112100	0	A/R DEFERRED COMM/STUDIO HOMES int	6,618	(3,823)	0	1,957	4,751	0	
										0	
				Total P&I					1,916,881

Annex C to Collateral Report

Management Agreements related to Pledged Receivables

(as of December 16, 2016)

1.

Amended and Restated Management Agreement, dated May 18, 1994, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and Vacation Trust, Inc., a Florida corporation, as Trustee, pursuant to the terms of the Bluegreen Vacation Club Amended and Restated Trust Agreement and Bluegreen Vacation Club, Inc., a Florida corporation, as may be amended from time to time. (Bluegreen Vacation Club)

2.

Timeshare Management Agreement, dated January 1, 2013, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and Casa Del Mar Beach Resort Condominium Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of Florida, as may be amended from time to time. (Casa Del Mar)

3.

Timeshare Management Agreement, dated January 1, 2013, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and BG Daytona Seabreeze Condominium Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of Florida, as may be amended from time to time. (Daytona Seabreeze)

4.

Management Agreement, dated December 5, 2012, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and Breckenridge Beach Villas Condominium Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of Florida, as may be amended from time to time. (Tradewinds)

5.

Management Agreement, dated August 17, 2001, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and Dolphin Beach Club Association, Inc., a corporation incorporated and existing under the laws of the State of Florida, as may be amended from time to time. (Dolphin Beach Club)

6.

Management Agreement, dated March 29, 1994, by and among Bluegreen Resorts Management, Inc., as survivor-by-merger with RDI Resort Services Corp., a Delaware corporation, and Fantasy Island Resort II Condominium Association, Inc., a corporation incorporated and existing under the laws of the State of Florida, as may be amended from time to time. (Fantasy Island Resort II)

7.

Timeshare Management Agreement, dated October 3, 2012, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and BG Fountains Condominium Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of Florida, as may be amended from time to time. (Fountains)

8.

Timeshare Management Agreement, dated October 16, 2012, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and Grande Villas at World Golf Village Condominium Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of Florida, as may be amended from time to time. (Grande Villas at World Golf Village)

9.

Management Agreement, dated February 23, 1994, by and among Bluegreen Resorts Management, Inc., as survivor-by-merger with RDI Resort Services Corp., a Delaware corporation, and Gulfstream Manor Condominium Association, Inc., a corporation incorporated and existing under the laws of the State of Florida, as may be amended from time to time.  (Gulfstream Manor)

10.

Timeshare Management Agreement, dated January 1, 2013, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and The Hammocks at Marathon Condominium Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of Florida, as may be amended from time to time. (Hammocks)

11.

Management Agreement, dated November 6, 2013, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and Lake Eve Resort Condominium Owners Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of Florida, as may be amended from time to time. (Lake Eve)

12.

Timeshare Management Agreement, dated November 13, 2012, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and Oasis Lakes Resort Condominium Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of Florida, as may be amended from time to time. (Oasis Lakes)

13.

Timeshare Management Agreement, dated November 2, 2012, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and Orlando’s Sunshine Resort Condominium Association, Inc., a non-stock corporation incorporated and existing under the laws of the State of Florida, as may be amended from time to time. (Orlando Sunshine)

14.

Timeshare Management Agreement, dated November 2, 2012, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and Orlando’s Sunshine resort II Condominium Association, Inc., a non-stock corporation incorporated and existing under the laws of the State of Florida, as may be amended from time to time. (Orlando Sunshine)

15.

Management Agreement, dated January 10, 1990, by and among Bluegreen Resorts Management, Inc., as survivor-by-merger with RDI Resort Services Corp., a Delaware corporation, and Resort Sixty-Six Owner’s Association, Inc., a corporation incorporated and existing under the laws of the State of Florida, as may be amended from time to time. (Resort Sixty-Six)

16.

Timeshare Management Agreement, dated January 1, 2013, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and Solara Surfside Condominium Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of Florida, as may be amended from time to time.  (Solara Surfside)

17.

Timeshare Management Agreement, dated October 16, 2012, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and The Resort at World Golf Village Condominium Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of Florida, as may be amended from time to time. (World Golf Village)

18.

Management Agreement, dated January 1, 1990, by and among Bluegreen Resorts Management, Inc., as survivor-by-merger with RDI Resort Services Corp., a Delaware corporation, and Via Roma Beach Resort Owners Association, Inc., a corporation incorporated and existing under the laws of the State of Florida, as may be amended from time to time.  (Via Roma)

19.

Timeshare Management Agreement, dated January 9, 2014, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and CV Condominium Owners Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of Arizona, as may be amended from time to time. (Cibola Vista)

20.

First Amendment to Management Agreement, dated December 1, 2009, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, Bluewater Resorts, Ltd., a company incorporated and existing under the laws of the Commonwealth of the Bahamas, and Guanahani Village Management Company Limited, another company incorporated and existing under the laws of the Commonwealth of the Bahamas, as may be amended from time to time, as assigned to BRM Bahamas Limited, a Bahamian entity, pursuant to that certain assignment of merger agreement. (Bluewater Resort)

21.

Management Agreement, dated May 16, 2012, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, The Club at Big Bear Village Fractional Owners Association, a nonprofit mutual benefit corporation incorporated and existing under the laws of the State of California, and The Club at Big Bear Village Master Association, a nonprofit mutual benefit corporation incorporated and existing under the laws of the State of California, as may be amended from time to time. (Big Bear)

22.

Timeshare Management Agreement, dated January 1, 2016, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and The Innsbruck Condominium Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of Colorado, as may be amended from time to time. (Innsbruck)

23.	Timeshare Management Agreement, dated January 5, 2012, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, The Studio Homes at Ellis Square 6

Timeshare Owners Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of Georgia, and The Studio Homes of Ellis Square Condominium Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of Georgia, as may be amended from time to time. (Studio Homes)

24.

Timeshare Management Agreement, dated August 23, 2013, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and The Hotel Blake Timeshare Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of Illinois, as may be amended from time to time. (Hotel Blake)

25.

Condominium Management Agreement, dated in 2013, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and The Hotel Blake Condominium Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of Illinois, as may be amended from time to time. (Hotel Blake)

26.

Management Agreement, dated May 20, 2008, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and Santopadre Condominiums Association, Inc., a non-stock corporation incorporated and existing under the laws of the State of Louisiana, as may be amended from time to time. (Club La Pension)

27.

Timeshare Management Agreement, dated September 13, 2012, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and The La Pension Owners’ Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of Louisiana, as may be amended from time to time. (Club La Pension)

28.

Timeshare Management Agreement, dated January 1, 2013, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and The Soundings Seaside Resort Condominium Association, Inc., a non-profit corporation incorporated and existing under the laws of the Commonwealth of Massachusetts, as may be amended from time to time. (Soundings)

29.

First Amendment to Management Agreement, dated June 15, 2011, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and The Breakers Resort Condominium Association, an unincorporated association existing under the laws of the Commonwealth of Massachusetts, as may be amended from time to time.  (Breakers)

30.

Timeshare Management Agreement, dated September 27, 2013, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and Hemlock Interval Ownership Owners Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of Michigan, as may be amended from time to time. (Mountain Run at Boyne)

31.	Timeshare Management Agreement, dated September 27, 2012, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and Mountain Run at Boyne Owners 7

Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of Michigan, as may be amended from time to time. (Mountain Run at Boyne)
32.

Timeshare Management Agreement, dated January 1, 2013, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and The Falls Village Resort Condominium Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of Missouri, as may be amended from time to time. (Falls Village)

33.

Timeshare Management Agreement, dated January 1, 2013, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and Big Cedar Wilderness Club Condominium Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of Missouri, as may be amended from time to time. (Wilderness Club at Big Cedar)

34.

Timeshare Management Agreement, dated January 1, 2013, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and Bluegreen Wilderness Club at Long Creek Ranch Condominium Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of Missouri, as may be amended from time to time. (Long Creek Ranch)

35.

Community Management Agreement, dated September 30, 2010, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and Paradise Point Master Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of Missouri, as may be amended from time to time. (Paradise Point)

36.

Timeshare Management Agreement, dated January 1, 2013, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and Paradise Point Resort Property Owners Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of Missouri, as may be amended from time to time. (Paradise Point)

37.

Condominium Property Management Agreement, dated September 30, 2010, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and Paradise Point Condominium Association, a non-profit corporation incorporated and existing under the laws of the State of Missouri, as may be amended from time to time. (Paradise Point)

38.

Utility Services Management Agreement, dated September 30, 2010, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and Paradise Point Resort Utility Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of Missouri, as may be amended from time to time. (Paradise Point)

39.

Timeshare Management Agreement, dated December 17, 2012, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and Innseason Resorts South Mountain Condominium, a non-profit corporation incorporated and existing under the laws of the State of New Hampshire, as may be amended from time to time. (South Mountain Resort)
40.

Timeshare Management Agreement, dated June 26, 2015, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and Club Lodges at Trillium Owners Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of North Carolina, as may be amended from time to time. (Trillium)

41.

Timeshare Management Agreement, dated October 12, 2012, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and The Suites at Hershey Condominium Association, Inc., a non-profit corporation incorporated and existing under the laws of the Commonwealth of Pennsylvania, as may be amended from time to time. (The Suites at Hershey)

42.

Timeshare Management Agreement, dated October 23, 2012, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and BG Carolina Grande Owners Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of South Carolina, as may be amended from time to time. (Carolina Grande)

43.

Timeshare Management Agreement, dated October 23, 2012, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and Harbour Lights Resort Owners Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of South Carolina, as may be amended from time to time. (Harbour Lights)

44.

Timeshare Management Agreement, dated March 20, 2013, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and The Horizons at 77th Timeshare Owners Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of South Carolina, as may be amended from time to time. (Horizons at 77th)

45.

Timeshare Management Agreement, dated July 14, 2014, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and Lodge Alley Inn Condominium Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of South Carolina, as may be amended from time to time. (Lodge Alley Inn)

46.

Timeshare Management Agreement, dated January 1, 2010, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and Lodge Alley Inn Condominium Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of South Carolina, as may be amended from time to time. (Lodge Alley Inn)

47.

Condominium Management Agreement, dated January 1, 2014, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and Lodge Alley Condominium Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of South Carolina, as may be amended from time to time. (Lodge Alley Inn)

48.

Management Agreement, dated January 1, 2014, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and Lodge Alley Owners’ Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of South Carolina, as may be amended from time to time. (Lodge Alley Inn)

49.

Timeshare Management Agreement, dated October 23, 2012, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and BG Seaglass Tower Owners Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of South Carolina, as may be amended from time to time. (SeaGlass Tower)

50.

Timeshare Management Agreement, dated October 23, 2012, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and Shore Crest Vacation Villas Owners Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of South Carolina, as may be amended from time to time. (Shore Crest Vacation Villas)

51.

Timeshare Management Agreement, dated October 23, 2012, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and Shore Crest Vacation Villas II Owners Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of South Carolina, as may be amended from time to time.  (Shore Crest Vacation Villas)

52.

Timeshare Management Agreement, dated May 7, 2014, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and The MountainLoft Resort Condominium Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of Tennessee, as may be amended from time to time. (MountainLoft)

53.

Timeshare Management Agreement, dated February 1, 2013, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and MountainLoft Resort II Condominium Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of Tennessee, as may be amended from time to time. (MountainLoft)

54.

Timeshare Management Agreement, dated August 23, 2012, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and The Laurel Crest Resort Condominium Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of Tennessee, as may be amended from time to time. (Laurel Crest)

55.

Timeshare Management Agreement, dated June 19, 2014, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and Shenandoah Crossing Farm and Club Resort Section Owner’s Association, Inc., a non-stock corporation incorporated and existing under the laws of the Commonwealth of Virginia, as may be amended from time to time. (Shenandoah Crossing)

56.

Timeshare Management Agreement, dated July 14, 2014, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and Bluegreen Wilderness Traveler at Shenandoah Owners Association, Inc., a non-profit corporation incorporated and existing under the laws of the Commonwealth of Virginia, as may be amended from time to time. (Shenandoah Crossing)

57.

Management Agreement, dated January 1, 2001, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and Shenandoah Resort Community Association, Inc., a non-stock corporation incorporated and existing under the laws of the Commonwealth of Virginia, as may be amended from time to time. (Shenandoah Crossing)

58.

Timeshare Management Agreement, dated July 14, 2014, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and BG Patrick Henry Square Timeshare Owners Association, Inc., a non-profit corporation incorporated and existing under the laws of the Commonwealth of Virginia, as may be amended from time to time. (Patrick Henry Square)

59.

Condominium Management Agreement, dated November 20, 2015, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and Patrick Henry Condominium Association, Inc., a non-stock corporation incorporated and existing under the laws of the Commonwealth of Virginia, as may be amended from time to time. (Patrick Henry Square)

60.

Timeshare Management Agreement, dated December 17, 2012, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and Parkside Owners Association, Inc., a non-stock corporation incorporated and existing under the laws of the Commonwealth of Virginia, as may be amended from time to time. (Parkside Williamsburg Resort)

61.

Timeshare Management Agreement, dated December 5, 2012, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and BG Pirates Lodge Condominium Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of Wisconsin, as may be amended from time to time. (Bluegreen Odyssey Dells)

62.

Timeshare Management Agreement, dated December 5, 2012, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and BG Pirates Lodge Condominium Association, Inc., a non-profit corporation incorporated and existing under the laws of the State of Wisconsin, as may be amended from time to time. (Bluegreen Odyssey Dells)

63.

First Amendment to Timeshare Management Agreement, dated June 1, 2015, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and The Christmas Mountain Campground Association, U.A., a non-profit association unincorporated and existing under the laws of the State of Wisconsin, as may be amended from time to time. (Christmas Mountain Village)
64.

Management Agreement, dated April 6, 2001, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and Christmas Mountain Property Owners Association, Inc., a non-stock corporation incorporated and existing under the laws of the State of Wisconsin, as may be amended from time to time. (Christmas Mountain Village)

65.

First Amendment to Timeshare Management Agreement, dated June 1, 2015, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and The Timbers at Christmas Mountain Association, U.A., a non-profit association unincorporated and existing under the laws of the State of Wisconsin, as may be amended from time to time. (Christmas Mountain Village)

66.

First Amendment to Timeshare Management Agreement, dated June 1, 2015, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and The Villas at Christmas Mountain Association, U.A., a non-profit association unincorporated and existing under the laws of the State of Wisconsin, as may be amended from time to time. (Christmas Mountain Village)

67.

Second Amendment to Management Agreement, dated September 20, 2011, by and among Bluegreen Resorts Management, Inc., a Delaware corporation, and Casa Grande Resort Cooperative Association I now known as Cooperativa La Cabana Beach & Racquet Club, an Aruba non-profit cooperative association, as may be amended from time to time. (La Cabana Beach Resort & Casino)

Annex D to Collateral Report

Pledged Receivables in Respect of Management Agreements identified on Annex C

12/14/2016
9:18 AM

bluegreenvacations

Revenue and Costs of Other Services Summary

September 30, 2016

Segment	Year-To-Date 09/30/16
Fee Based Management services revenue	52,464,540
Fee Based Management Services costs	(21,831,962)
Fee Based Management Services profit	30,632,579
Less Non Pledged Revenue.	(1,465,634)
Plus Allocattion for Non Pledged Costs	609,891
Net Management services profit	29,776,836